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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Inovalon Holdings, Inc. (the "Company") on Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher E. Greiner, Chief Financial and Operating Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPHER E. GREINER Christopher E. Greiner Chief Financial & Operating Officer (Principal Financial Officer & Principal Accounting Officer)

Date: February 23, 2017

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  Exhibit 32.2